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                          SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC 20549

                               ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     DECEMBER 20, 1999
                                                -------------------------------

                              BENJAMIN MOORE & CO.
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               (Exact Name of Registrant as Specified in Charter)

      NEW JERSEY                       0-8894                13-5256230
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(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
   Of Incorporation)                                      Identification No.)

       51 CHESTNUT RIDGE ROAD, MONTVALE, NEW JERSEY             07645
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code   (201) 573-9600
                                                   ----------------------------

                                      NONE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Events

         The Executive and Finance Committee of the Board of Directors of Benjamin Moore & Co. on December 20, 1999 declared a special dividend on its common stock of twelve cents ($0.12) per share payable January 31, 2000 to shareholders of record on December 31, 1999. The following letter is being sent to all shareholders:


          In recognition of the Company's outstanding performance in 1999, we are pleased to announce that the Executive and Finance Committee of the Board of Directors of Benjamin Moore & Co. has declared a special dividend of $0.12 per share. This special dividend will be payable on January 31, 2000 to all shareholders of record on December 31, 1999.

          On behalf of Benjamin Moore & Co., we thank you for your continued support.

          We wish you a most happy and prosperous 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BENJAMIN MOORE & CO.
                                               --------------------------------
                                               (Registrant)

Date     December 21, 1999                  By /s/ John T. Rafferty
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                                               John T. Rafferty
                                               Secretary